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                                                                     EXHIBIT 1.1

                        1,500,000 SHARES OF COMMON STOCK

                       SOUTHEAST COMMERCE HOLDING COMPANY

                             UNDERWRITING AGREEMENT


                                                             _____________, 1998


Banc Stock Financial Services, Inc.
1105 Schrock Road
Columbus, Ohio  43229

                  Southeast Commerce Holding Company, a Georgia corporation (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby confirms the agreement made with respect to the retention of Banc Stock Financial Services, Inc. (the "Underwriter") as the exclusive agent of the Company to publicly offer and sell, pursuant to the terms of this Underwriting Agreement (the "Agreement"), an aggregate of 1,500,000 Shares of Common Stock, $.01 par value per share (the "Shares") on a "550,000 Shares all or none minimum, 1,500,000 Shares maximum, best efforts" basis. If a minimum of 550,000 Shares are sold during the offering period, the remaining 950,000 Shares will be offered on a "best efforts" basis until (1) all of the Shares are sold; (2) the offering period expires (as defined below); or (3) the offering is terminated by agreement between the Company and the Underwriter, whichever first occurs.

                  The Company confirms the agreements made by it with respect to the sale of the Shares by the Company as follows:

                  I.       Representations and Warranties of the Company.

                  The Company represents and warrants to, and agrees with you, the Underwriter as of the date hereof, the Effective Date (as hereafter defined) and the Closing Date (as hereafter defined) that:

                  (a) A registration statement (File No. 33-41545) on Form SB-2 relating to the public offering of the Shares, including a preliminary form of the prospectus, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act. The Company has prepared in the same manner and proposes to file, prior to the effective date of such registration statement (the "Effective Date"), an additional amendment or amendments to such registration statement, including a final form of Prospectus, copies of which shall be delivered to you. "Preliminary Prospectus" shall mean each prospectus filed pursuant to Rule 430 of the Rules and Regulations. The registration statement (including all financial schedules and exhibits) as amended at the time it becomes effective and the final prospectus included therein are respectively referred to as the "Registration Statement" and the "Prospectus," except that (i) if the prospectus first filed


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by the Company pursuant to Rule 424(b) of the Rules and Regulations shall differ from said prospectus as then amended, the term "Prospectus" shall mean the prospectus first filed pursuant to Rule 424(b), and (ii) if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement and prior to the Closing Date (as hereinafter defined), the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

                  (b) At the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (i) the Registration Statement and Prospectus will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreement as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus under the heading "Underwriting" and the identity of counsel to the Underwriter under the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

                  (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualifications, except where failure to so qualify will not materially affect the Company's business, properties or financial condition.

                  (d) The authorized, issued and outstanding capital stock of the Company as of the date of the Prospectus is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of the Company set forth thereunder have been, or will be when issued as set forth in the Prospectus, duly authorized, validly issued and fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company; and the Common Stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

                  (e) The Shares are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock, except as described in the Registration Statement.

                  (f) This Agreement and the Escrow Agreement referred to in
Section 2(c) of this Agreement have been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the Underwriter, constitute valid and binding obligations of the


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Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally. The Company has full power and lawful authority to authorize, issue and sell the Shares to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any governmental authority is required in connection with such authorization, execution and delivery or with the authorization, issue and sale of the Shares, except such as may be required under the Act or state securities laws.

                  (g) Except as described in the Prospectus, the Company is not in material violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, any of the terms or provision of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

                  (h) Subject to the qualifications stated in the Prospectus, the Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and the Company owns or leases all such properties described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

                 (i) Bricker & Melton, P.A., who have given their reports on certain financial statements filed and to be filed with the Commission as part of the Registration Statement, and which are included in the Prospectus, are with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

                 (j) The financial statements and schedules, together with related notes, set forth in the Prospectus and the Registration Statement present fairly the financial position and results of operations and changes in financial position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and related notes and schedules have been prepared in compliance with Regulation S-X under the Securities Exchange Act of 1934, as amended (the "1934 Act") and in accordance with generally accepted accounting principles


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applied on a basis which is consistent during the periods involved.

                  (k) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus and to and including the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus: (i) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Registration Statement and the Prospectus; (ii) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock; and (iii) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising for any reason whatsoever.

                  (l) Except as set forth in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion, or race; and no labor disputes involving the employees of the Company exist or are imminent which might be expected to adversely affect the conduct of the business, property or operations or the financial condition or earnings of the Company.

                  (m) Except as disclosed in the Prospectus, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company that has not been provided for in the financial statements.

                  (n) The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Prospectus and is in all material respects complying therewith and owns or possesses adequate right to use all material patents, patent applications trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities of business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

                  (o) The Company has not, directly or indirectly at any time
(i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

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                  (p) On the Closing Date (hereinafter defined) all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Shares will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

                  (q) All contracts and other documents of the Company which are, under the Rules and Regulations, required to be described in or filed as exhibits to the Registration Statement have been so described and/or filed.

                  (r) Except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or of any securities of the Company exercisable or convertible into the Company's Common Stock have the right to include such Common Stock or securities in the Registration Statement and Prospectus.

                  (s) Except as set forth in or contemplated by the Registration Statement and the Prospectus, the Company does not have, and on the Closing Date will not have, any material contingent liabilities.

                  (t) The Company has no subsidiary corporations except as disclosed in the Registration Statement or Prospectus nor has it any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Registration Statement or Prospectus.

                  (u) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus with respect to the Common Stock and each Preliminary Prospectus has complied fully in all material respects with the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

                  (v) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock.

                  (w) Item 26 of Part II of the Registration Statement accurately discloses all shares of the Company's Common Stock sold by the Company within the three year period prior to the date as of which information is presented in the Registration Statement. All of such Shares were issued in transactions which were exempt from the registration provisions of the Act and not in violation of Section 5 thereof.

                  (x) Other than as set forth in the Prospectus, no person is entitled, either directly or indirectly, to compensation from the Company, from the Underwriter, or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs to defend against any such claim, so long as such claim arises out of agreements made or allegedly made by the Company.

                  2.  Appointment of Agent to Sell the Shares.


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                  (a) Subject to the terms and conditions of this Agreement and upon the basis of the representations, warranties, agreements and conditions herein contained, the Company hereby appoints the Underwriter as its exclusive agent for a period of 90 days from the Effective Date, subject to an extension at the discretion of the Underwriter for an additional period not to exceed 60 days, to sell the Shares, and the Underwriter, on the basis of the representations, warranties, agreements and conditions of the Company herein, accepts such appointment and agrees to use its best efforts on a "550,000 Shares or none best efforts" basis to find purchasers for the Shares. If the minimum of 550,000 Shares are sold, the remaining Shares will be offered on a "best efforts" basis until (i) all the Shares are sold; (ii) the offering period expires; or (iii) the offering is terminated by agreement between the Company and the Underwriter, whichever first occurs. The price at which the Underwriter shall sell the Shares to the public, as agent for the Company, shall be $10.00 per Share, and the Company shall pay a commission of $.65 per Share in respect of such Shares sold on behalf of the Company by the Underwriter, provided, however, that no commission shall be payable by the Company to the Underwriter on Shares sold to officers and directors of the Company, and a commission of $.55 per Share shall be payable by the Company to the Underwriter on up to 250,000 Shares sold on behalf of the Company by the Underwriter to the persons listed on attached Schedule 2(a).

                  (b) Provided that at least 550,000 of the Shares are sold and paid for, the Company agrees to pay the Underwriter for its expenses an accountable expense allowance equal to $65,000 subject to the provisions of
Section 10(b), herein, $10,000 of which has been paid to date.

                  (c) It is a condition of this Agreement that the Underwriter shall use its best efforts to sell the Shares on behalf of the Company, that the Underwriter will instruct investors to make all remittances payable to the Escrow Agent (hereinafter defined) and that any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any underwriting commission or any dealer concession or otherwise shall be forthwith deposited in an escrow account with the Escrow Agent, pursuant to the terms of an Escrow Agreement entered into by and among the Company, the Underwriter and the Escrow Agent (the "Escrow Agent"), no later than 12:00 noon of the next business day after receipt. In the event 550,000 Shares are not sold within one year from the Effective Date, all funds will be promptly refunded to the subscribers in full, without deduction therefrom or interest thereon. During the period of escrow, subscribers will not have the right to demand a refund of their subscriptions. Certificates will be issued to purchasers only if the proceeds from the sale of at least 550,000 Shares are released from escrow to the Company. Until such time as the funds have been released, such purchasers, if any, will be deemed subscribers and not stockholders. The funds in escrow will be held for the benefit of those subscribers until released to the Company and will not be subject to creditors of the Company or for the expenses of this offering.

                  3.  Delivery and Payment.

                  (a) Delivery of the Shares against payment therefor shall take place at the office of Banc Stock Financial Services, Inc., 1105 Schrock Road, Columbus, Ohio 43229 (or at such other place as may be designated by you) at 10:00 a.m., Eastern time, on such date after the Registration Statement has become effective as the Underwriter shall designate, such time and date of payment and delivery for the Shares being herein called the "Closing Date."


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                  (b) The Company will make the certificates for the Shares to be sold hereunder available to the Underwriter for inspection at least two (2) full business days prior to the Closing Date at the offices of the Underwriter. The certificates shall be in such names and denominations as you may request, at least two (2) full business days prior to the Closing Date.

                  4.  Offering the Shares on Behalf of the Company.

                  It is understood that you propose to offer the Shares to the public, solely as agent for the Company, upon the terms and conditions set forth in the Registration Statement. The Underwriter shall commence making such offer as agent for the Company on the Effective Date or as soon thereafter as you deem advisable.

                  5. Selected Dealers. The Underwriter may offer and sell the Shares for the Company's account through selected dealers registered with the NASD, as selected by the Underwriter pursuant to a form of Selected Dealers Agreement to be filed as an exhibit to the Registration Statement, pursuant to which the Underwriter may allow a concession (out of the underwriting commission in the event of the sale of at least 550,000 Shares) within the limits to be set forth in the Prospectus, but all such sales by Selected Dealers shall be made by the Company, acting through the Underwriter as agent, and not for the account of the Underwriter.

                  6. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement to become effective and upon notification from the Commission that the Registration Statement has become effective, will so advise you and will not at any time, whether before or after the effective date, file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously had been advised and furnished with a copy or to which you or your counsel shall have objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (i) the completion by the Underwriter of the distribution of the Shares contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have become or been declared effective) and (ii) 90 days after the date on which the Registration Statement shall have become or been declared effective, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares.

                  As soon as the Company is advised thereof, the Company will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering in any jurisdiction, or of the institution of any proceeding for any of such purposes, and will use its best efforts


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to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

                  The Company has caused to be delivered to you copies of each Preliminary and Final Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Shares for such period as in the opinion of counsel to the Underwriter the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. If, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by the Underwriter or dealer, any event occurs of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Underwriter should be set forth in an amendment to the Registration Statement or a supplement to the Prospectus, in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Shares, or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, the Company will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriter, except that in case the Underwriter is required, in connection with the sale of the Shares, to deliver a Prospectus nine months or more after the Effective Date of the Registration Statement, the Company will upon request of the Underwriter but at the expense of the Company, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of Prospectus complying with Section 10(a)(3) of the Act.

                  The Company will comply with the Act, the Rules and Regulations, and the 1934 Act and the rules and regulations thereunder in connection with the offering and issuance of the Shares.

                  (b) The Company will use its best efforts to qualify to register the Shares for sale under the securities or "blue sky" laws in up to twelve (12) jurisdictions as the Underwriter may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Shares. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriter may reasonably request.

                  (c) Pending completion of the public offering, the Company will not negotiate with any other Underwriter or other person relating to a possible public or private offering of its securities without the prior written consent of the Underwriter. In the event the Company enters into a Letter of Intent and/or effectuates a public or private offering of its securities with another broker dealer or any other person without the written permission of the Underwriter, prior to the completion of the financing contemplated herein, the Company shall pay to the Underwriter the sum of $10,000. In the event the



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Company is sold, merged or otherwise disposed of before the completion of the financing contemplated herein, the Company shall pay the Underwriter the sum of $10,000 as a finder's fee.

                  (d) For so long as the Company is a reporting company under either Section 12(g) or 15(d) of the 1934 Act, the Company, at its expense, will furnish to its stockholders an annual report, in reasonable detail (including financial statements audited by independent public accountants), and at its expense, will furnish to you during the period ending five (5) years from the Effective Date, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and cash flow of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission; and (iv) such other information as you may from time to time reasonably request.

                  (e) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (d) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

                  (f) The Company will deliver to you at or before the Closing Date two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith, and of all amendments thereto. The Company will deliver to or upon the order of the Underwriter, from time to time until the Effective Date of the Registration Statement, as many copies of any Preliminary Prospectus filed with the Commission prior to the Effective Date of the Registration Statement as the Underwriter may reasonably request. The Company will deliver to the Underwriter on the Effective Date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented as the Underwriter may from time to time reasonably request.

                  (g) The Company will make generally available to its stockholders and deliver to you as soon as it is practicable to do so, but in no event later than 90 days after the end of twelve months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least twelve consecutive months beginning with the Effective Date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

                  (h) The Company will apply the net proceeds from the sale of the Shares for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Sections 12, 13, and/or 15(d) of the 1934 Act and pursuant to Rule 463 under the Act.

                  (i) The Company will, promptly upon your request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of counsel to the Underwriter may be reasonably necessary or advisable in connection with the distribution of the Shares and will use its best efforts to cause the same to become effective as promptly as possible.


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                  (j) The Company will reserve and keep available that maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Options outstanding from time to time.

                  (k) All officers, directors and holders of five percent (5%) or more of the Common Stock of the Company as of the Effective Date, shall agree in writing, in a form satisfactory to the Underwriter, not to publicly sell any of such Common Stock for a period of six (6) months from the Effective Date or any longer period required by any state, without the prior written consent of the Underwriter. There shall be no restrictions on any warrants held by officers, directors or five percent (5%) shareholders of the Company.

                  (l) The Company will use its best efforts to obtain, on or before the Closing Date, key person life insurance on the life of Mr. Richard Parlontieri, in an amount of not less than $___________, and will use its best efforts to maintain such insurance.

                  (m) On the Effective Date and for a period of five years thereafter, the Company's Board of Directors shall consist of a minimum of five
(5) persons, two (2) of whom shall be independent and not otherwise affiliated with the Company or associated with any of the Company's affiliates.

                  (n) On the Closing Date, the Company shall become a reporting company under Section 12(g) of the 1934 Act and maintain such registration. The Company shall also use its best efforts to procure the listing of the Shares being offered on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and maintain such listing.

                  (o) Within a reasonable period after the Closing Date, the Company shall, at its own expense, undertake the listing of the Company's securities in the appropriate recognized securities manual or manuals published by Moody's Investor Services, Inc. and/or Standard & Poor's Corporation and such other manuals as the Underwriter may designate, such listings to contain the information required by such manuals and the Uniform Securities Act. The Company hereby agrees to maintain such listing for a period of not less than five years.

                  (p) The Company and each of its officers and directors represent that it or he has not taken and agree that it or he will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Shares, or to facilitate the sale or resale of the Shares.

                  (q) Prior to the Effective Date, the Company will have entered into three (3) year employment contracts with Mr. Richard Parlontieri and Mr. Louis J. Douglass, III.

                  (r) Prior to the Closing Date, the Company will not issue, directly or indirectly, without your prior consent, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering of the Shares.

                  (s) The Company shall continue to employ the services of a firm of independent certified public accountants acceptable to the Underwriter in connection with the preparation of the financial statements to be included in any registration statement or similar disclosure document, to be filed by the Company hereunder, or any amendment or supplement thereto.

                  (t) Within a reasonable period after the Closing Date, the Underwriter shall prepare and publish, at the cost to the Company, two (2) "tombstone" advertisements of at least 5 X 5 inches in publications to be designated by the Underwriter.

                  (u) Following the Effective Date, the Company shall, at its sole cost and expense, prepare and file such Blue Sky applications with such jurisdictions as the Underwriter and the Company may reasonably agree.

                  (v) For a period of one year from the date of this Agreement, the Company will provide the Underwriter with a right of first refusal to serve as a managing underwriter on any public or private financing (debt or equity), or act as an advisor on any merger, business combination, recapitalization or sale of some or all of the equity or assets of the Company (collectively, the "future services"). In the event the Underwriter is engaged by the Company to provide such future services, the Underwriter will be compensated as is reasonable and customary within the industry.

                  7. Conditions of Underwriter's Obligation. The obligations of the Underwriter to act as agent for the Company are subject to the accuracy (as of the date hereof, and as of the Closing Date) of and compliance with the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following conditions:

                  (a) (i) The Registration Statement shall have become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceeding for that purpose shall have been initiated or pending, or shall be threatened, or to the knowledge of the Company, contemplated by the Commission;
(iii) no stop order suspending the effectiveness of the qualification or registration of the shares under the securities or "blue sky" laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall be threatened or to the knowledge of the Company contemplated by the authorities of any such jurisdiction or shall have been issued and in effect;
(iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission and any such authorities, and to the satisfaction of counsel to the Underwriter; and (v) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriter and the Underwriter did not object thereto.

                  (b) At the Closing Date, since the respective dates as of which information is presented in the Registration Statement and the Prospectus,
(i) there shall not have been any change in the capital stock of the Company or any material change in the long-term debt of the Company except as set forth in or contemplated by the Registration Statement, (ii) there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement or Prospectus and (iii) the Company shall not have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement or Prospectus, if in the judgment of the Underwriter any such development referred to in clauses (i), (ii) or (iii) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriter at the public offering price.

                  (c) Since the respective dates as of which information is presented in the Registration Statement and the Prospectus, there shall have been no litigation instituted against the Company or any of its officers or directors, and since such dates there shall be no proceeding instituted or threatened against the Company or any of its officers or directors, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, material properties, financial condition or results or operations of the Company.

                  (d) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

                  (e) At the Closing Date, you shall have received the opinion, dated as of the Closing Date, from Nelson Mullins Riley & Scarborough, L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own is properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the ownership or leasing of its properties or conduct of its business requires such qualification;

                  (ii) to the best knowledge of such counsel; (a) the Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business as described in the Prospectus; (b) such licenses, permits and other governmental authorizations obtained are in full force and effect; and (c) the Company is in all material respects complying therewith;

                  (iii) the authorized capitalization of the Company as of ______________ is as set forth under "Capitalization" in the Prospectus; all shares of the Company's outstanding stock requiring authorization for issuance by the Company's Board of Directors have been duly authorized, validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the outstanding shares of Common Stock of the Company have not been issued in violation of the preemptive rights of any shareholder and the shareholders of the Company do not have any preemptive rights or other rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of any of the Common Stock except as disclosed in the Prospectus; the Common Stock conforms to the description thereof contained in the Prospectus; the Shares have been duly authorized and, when issued, delivered and paid for, will be duly and validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; all prior sales by the Company of the Company's securities have been made in compliance with or under an exemption from registration under the Act and applicable state securities laws; and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any shares of Common Stock;

                  (iv) this Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the Underwriter, are the valid and legally binding obligations of the Company, except no opinion is expressed as to the enforceability of the indemnity provisions or the contribution provisions contained in this Agreement;

                  (v) the certificates evidencing the shares of Common Stock are in valid and proper legal form;

                  (vi) such counsel knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company; or which question the validity of the Shares, this Agreement, or the Escrow Agreement or of any action taken or to be taken by the Company pursuant to this Agreement or the Escrow Agreement; and no such proceedings are known to such counsel to be contemplated against the Company; there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to;

                  (vii) the Company is not in violation of or default under, nor will the execution and delivery of this Agreement or the Escrow Agreement, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign;

                  (viii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements and other financial data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations;

                  (ix) such counsel has participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel to cause such counsel to have reason to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in light of the circumstances under which they are made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion);

                  (x) all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate and fairly present the information required to be shown, and such counsel is familiar with all contracts and other documents referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement, and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed;

                  (xi) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking of any action contemplated herein, other than registrations or qualifications of the Shares under applicable state or foreign securities or Blue Sky laws and registration under the Act; and

                  (xii) the statements in the Registration Statement under the captions "Proposed Business," "Use of Proceeds," "Management," "Supervision and Regulation," and "Description of Capital Stock of the Company" have been reviewed by such counsel and insofar as they refer to descriptions of agreements, statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respect.

                  Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Underwriter or counsel for the Underwriter shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact; and may rely as to all matters of law other than the law of the United States or of the State of Georgia upon opinions of counsel satisfactory to you, in which case the opinion shall state that they have no reason to believe that you and they are not entitled to so rely.

                  (f) The Underwriter shall have received on each Closing Date, a certificate dated as of each Closing Date, signed by the President, Treasurer, Secretary and such other officers of the Company as the Underwriter may request, certifying that:

                  (i) No Order suspending the effectiveness of the Registration Statement or stop order regarding the sale of the Shares in effect and no proceedings for such purpose are pending or are, to their knowledge, threatened by the Commission;

                  (ii) They do not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not disclosed therein; they do not know of any contracts which are required to be summarized; and they do not know of any material contracts required to be filed as exhibits to the Registration Statement which are not so filed;

                  (iii) They have each carefully examined the Registration Statement and the Prospectus and, to the best of their knowledge, neither the Registration Statement nor the Prospectus nor any amendment or supplement to either of the foregoing contains an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein not misleading; and since the Effective Date, to the best of their knowledge, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

                  (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition of the Company, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Registration Statement and the Prospectus and except as so reflected or contemplated since such date, there has not been any material transaction entered into by the Company;

                  (v) The representations and warranties set forth in this Agreement are true and correct and the Company has complied with all of its agreements herein contained;

                  (vi) The Company is not delinquent in the filing of any federal, state and municipal tax return or the payment of any federal, state or municipal taxes; they know of no proposed redetermination or re-assessment of taxes, adverse to the Company, and the Company has paid or provided by adequate reserves for all known tax liabilities;

                  (vii) They know of no material obligation or liability of the Company contingent or otherwise, not disclosed in the Registration Statement and Prospectus;

                  (viii) This Agreement, the Escrow Agreement, the consummation of the transactions therein contemplated, and the fulfillment of the terms thereof, will not result in a breach by the Company of any terms of, or constitute a default under, its Articles of

         Incorporation or By-Laws, any indenture, mortgage, lease, deed or trust, bank loan or credit agreement or any other agreement or undertaking of the Company including, by way of specification but not by way of limitation, any agreement or instrument to which the Company is now a party or pursuant to which the Company has acquired any right and/or obligations by succession or otherwise;

                  (ix) The financial statements and schedules field with and as part of the Registration Statement present fairly the financial position of the Company as of the dates thereof all in conformity with generally accepted principles of accounting applied on a consistent basis throughout the periods involved. Since the respective dates of such financial statements, there have been no material adverse change in the condition or general affairs of the Company, financial or otherwise, other than as referred to in the Prospectus; and

                  (x) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, except as may otherwise be indicated therein, the Company has not prior to the Closing Date, either (a) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money, or (b) entered into any material transaction other than in the ordinary course of business. The Company has not declared, paid or made any dividend or distribution of any kind on its capital stock.

                  (xi) They have reviewed the sections in the Prospectus relating to their biographical data and equity ownership position in the Company, and all information contained therein is true and accurate; and

                  (xii)  During the past five years they have not been:

                         (a) Subject of a petition under the Federal
                  Bankruptcy Laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any of them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

                         (b) Convicted in a criminal proceeding or a named
                  subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                         (c) The subject of any order, judgment, or decree not
                  subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining either of them from, or otherwise limiting, any of the following activities:

                                    (1) acting as a futures commission merchant,
                           introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                                    (2) engaging in any type of business
                           practice; or

                                    (3) engaging in any activity in connection
                           with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal Commodity laws.

                           (d) The subject of any order, judgment or decree, not
                  subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than sixty (60) days either of their right to engage in any activity described in paragraph (3)(i) above, or be associated with persons engaged in any such activity;

                           (e) Found by any court of competent jurisdiction in a
                  civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                           (f) Found by a court of competent jurisdiction in a
                  civil action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

                  (g) The Underwriter shall have received from Bricker & Melton, P.A., independent auditors to the Company, two certificates or letters, one dated and delivered on the Effective Date and one dated and delivered on the Closing Date, in form and substance satisfactory to the Underwriter, stating that:

                  (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                  (ii) the financial statements and the schedules included in the Registration Statement and the Prospectus were examined by them and, in their opinion, comply as to form in all material respects with the applicable requirements of the Act, the Rules and Regulations and instructions of the Commission with respect to registration statements on Form SB-2;

                  (iii) on the basis of inquiries and procedures conducted by them (not constituting an examination in accordance with generally accepted auditing standards), including a reading of the latest available unaudited interim financial statements or other financial information of the Company (with an indication of the date of the latest available unaudited interim financial statements), inquiries of officers of the Company who have responsibility for financial and accounting matters, review of minutes of all meetings of the shareholders and the Board of Directors of the Company and other specified inquiries and procedures, nothing has come to their attention as a result of the foregoing inquiries and procedures that causes them to believe that:

                  (a) during the period from (and including) the date of the financial statements in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of such letters, there has been any change in the Common Stock, long-term debt or other securities of the Company (except as specifically contemplated in the Registration Statement and Prospectus) or any material decreases in net current assets, net assets, shareholder's equity, working capital or in any other item appearing in the Company's financial statements as to which the Underwriter may request advice, in each case as compared with amounts shown in the balance sheets as of the date of the financial statement in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or will occur;

                  (b) during the period from (and including) the date of the financial statements in the Registration Statement and the Prospectus to such specified date there was any material decrease in revenues or in the total or per share amounts of income or loss before extraordinary items or net income or loss, or any other material change in such other items appearing in the Company's financial statements as to which the Underwriter may request advice, in each case as compared with the fiscal period ended as of the date of the financial statement in the Prospectus, except in each case for increases, changes or decreases which the Prospectus discloses have occurred or will occur;

                  (c) the unaudited interim financial statements of the Company appearing in the Registration Statement and the Prospectus (if any) do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and regulations or are not fairly presented in conformity with generally accepted accounting principles and practices on a basis substantially consistent with the audited financial statements included in the Registration Statements or the Prospectus.

                  Such letters shall also set forth such other information as may be requested by counsel for the Underwriter. Any changes, increases or decreases in the items set forth in such letters which, in the judgment of the Underwriter, are materially adverse with respect to the financial position or results of operations of the Company shall be deemed to constitute a failure of the Company to comply with the conditions of the obligations to the Underwriter hereunder.

                  (h) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Underwriter under this Agreement may be canceled at, or at any time prior to, the Closing Date by the Underwriter notifying the Company of such cancellation in writing or by telegram at or prior to the Closing Date. Any such cancellation shall be without liability of the Underwriter to the Company.

         8.  Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which the Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereto or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. Notwithstanding the foregoing, the Company shall have no liability under this Section if such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is not delivered to the person or persons alleging the liability upon which indemnification is being sought. This indemnity will be in addition to any liability which the Company may otherwise have.

         (b) The Underwriter will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof. Notwithstanding the foregoing, the Underwriter shall have no liability under this Section if such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus and the Prospectus is not delivered to the person or persons alleging the liability upon which indemnification is being sought through no fault of the Underwriter. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Underwriter or a person who controls such Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying party and in the judgment of the Underwriter, it is advisable for the Underwriter or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Underwriter and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

                  9. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) the Underwriter makes claim for indemnification pursuant to Section 8 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 8 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Underwriter, then the Company and each person who controls the Company, in the aggregate, and any such Underwriter shall contribute to the aggregate losses, claims, damage or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions that the Underwriter is responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting commission per Share appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company shall be responsible for the remaining portion, provided, however, that if such allocation is not permitted by applicable law then the relative fault of the Company and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company, or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if the respective obligations of the Company and the Underwriter to contribute pursuant to this Section were to be determined by pro rata or per capita allocation of the aggregate damages (even if the Underwriter and its controlling persons in the aggregate were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the term "Underwriter" includes any officer, director, or other person who controls the Underwriter within the meaning of Section 15 of the Act, and the word "Company" includes any officer, director, or person who controls the Company within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons to the full extent permitted by law. This foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

                  10. Costs and Expenses.

                  (a) Whether or not this Agreement becomes effective or the sale of the Shares by the Company is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented; the fee of the National Association of Securities Dealers, Inc. ("NASD") in connection with the filing required by the NASD relating to the offering of the Shares contemplated hereby; all state filing fees, expenses and disbursements and legal fees to counsel to the Company who shall serve as Blue Sky counsel to the Company in connection with the qualification of the Shares under the state securities or blue sky laws in up to twelve jurisdictions, which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, Selected Dealers Agreement and the Blue Sky Memorandum; the cost of printing the certificates evidencing the Shares; the cost of preparing and delivering to the Underwriter and its counsel bound volumes containing copies of all documents and appropriate correspondence filed with or received from the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and all closing documents; and the fees and disbursements of the transfer agent for the Company's securities. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus.

                  (b) In addition to the foregoing expenses, the Company shall, at the Closing Date, if at least 550,000 Shares are sold, pay to the Underwriter, an accountable expense allowance equal to $65,000 of which $10,000 has been paid to date, and which expense allowance the Company shall reimburse the Underwriter upon receipt of reasonable documentation of such expense from the Underwriter.

                  (c) No person is entitled either directly or indirectly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees, to which the Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

                  11. Termination.

                  (a) This Agreement, except for Sections 8, 9, 10, 12, 13, 14, 15, 16, hereof, may be terminated at any time prior to the Closing Date, by you if in your judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriter for the sale of the Shares by reason of (i) the Company having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other a calamity, or from any labor dispute or court or government action, order or decree, (ii) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited, (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof), (iv) a banking moratorium having been declared by federal or Georgia State authorities, (v) an outbreak of major international hostilities or other national or international calamity having occurred, (vi) the passage by the Congress of the United States or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which has a material impact on the business, financial condition or financial statements of the Company or the market for securities in general, (vii) conditions in the over-the-counter market which cause the Underwriter to believe that no favorable public market exists for the sale of the Shares, (viii) any material adverse change having occurred, since the respective dates as of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business, or (ix) the Company shall not have complied with any term, condition or provisions on their part to be performed, complied with or fulfilled (including but not limited to those set forth in this Agreement) within the respective times therein provided.

                  (b) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company shall be promptly notified by you, by telephone or telegram, confirmed by letter.

                  12. Representations, Warranties and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or its Principal Stockholders, where appropriate, and the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the Shares and the termination of this Agreement.

                  13. Notice. All communications hereunder will be in writing and, except as otherwise expressly provided herein, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to them at Banc Stock Financial Services, Inc., 1105 Schrock Road, Columbus, Ohio 43229, with a copy sent to Carlile Patchen & Murphy LLP, 366 East Broad Street, Columbus, Ohio 43215, or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 100 Galleria Parkway, Suite 600, Atlanta, Georgia 30339, with a copy sent to Nelson Mullins Reilly & Scarborough, L.L.P. at 999 Peachtree Street, NE, Suite 1400, Atlanta, Georgia 30309.

                  14. Parties in Interest. This Agreement herein set forth is made solely for the benefit of the Underwriter, the Company and, to the extent expressed, any person controlling the Company or the Underwriter, and directors of the Company, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Shares.

                  15. Applicable Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Ohio applicable to agreement made and to be entirely performed within Ohio.

                  16. Entire Agreement. This Agreement constitutes the entire agreement of the parties, and supersedes all prior agreement, understanding, negotiations and discussions, whether written or oral, of the parties hereto.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the Company and the Underwriter in accordance with its terms.

                                       Very truly yours,

                                       SOUTHEAST COMMERCE HOLDING COMPANY


                                       By:
                                          -------------------------------------
                                          Richard R. Parlontieri, Chairman

                  The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                       BANC STOCK FINANCIAL SERVICES, INC.


                                       By:
                                          -------------------------------------
                                          Anthony J. Reilly, President